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                                  Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 2, 2000 included in Alteon, Inc. Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                                                         /S/ Arthur Andersen LLP
                                                             ARTHUR ANDERSEN LLP


October 24, 2000
Roseland, NJ




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